                             ACTIVE VOICE CORPORATION
                               EMPLOYMENT AGREEMENT

     This Employment Agreement (hereinafter "Agreement") is entered into this 27th day of November, 1996 by and between Active Voice Inc. a Washington corporation (hereinafter "Employer") and Frank J. Costa (hereinafter "Employee"). The terms of this Agreement are set out below as agreed upon between the parties hereto.

     Therefore, in consideration of the mutual promises contained herein, it is agreed as follows:

     1.  EMPLOYMENT AND TITLE.

         The Employer hereby employs the Employee and the Employee hereby accepts employment as under the terms and conditions hereinafter set forth.

     2.  TERM OF AGREEMENT.

         This Agreement shall remain in effect for an initial term of one (1) year, and shall be automatically renewed for succeeding terms of one (1) year, unless terminated pursuant to Paragraph 7 hereof. During the term of this Agreement, Employee shall devote his/her full time and attention and his/her best efforts to the conduct of business of the Employer. Full time shall be defined as a least forty (40) hours per week.

     3.  COMPENSATION.

         For all services rendered by the Employee under this Agreement, the Employer shall pay the employee a salary of $120,000.00 per year. The compensation paid to the Employee, including commissions, incentives, and/or other benefits, may be specifically agreed to in writing.

     4.  DUTIES.

         The Employee will perform all President/Chief Operating Officer duties as requested by the Employer.

     5.  EXPENSES.

         Subject to the written consent of the Employer, the Employee is authorized to incur reasonable expenses for promoting the business of the Employer, including expenses for entertainment, travel, and/or similar items. The written consent of the Employer shall not be required with regard to incidental expenses of a minor nature incurred by the Employee in the course of his/her duties for the Employer, in which case oral consent shall be sufficient. The Employer will reimburse the Employee for all such expenses upon the presentation by the Employee from time to time of an itemized account of all such expenditures.

     6.  MEDICAL AND DENTAL INSURANCE.

         The Employee shall be covered under the Employer's group medical and dental insurance policies. To the extent that the Employee is not covered under such policies, the Employer shall pay an equivalent amount to a plan selected by the Employee.

     7.  TERMINATION OF AGREEMENT.

         This Agreement shall be terminated upon the occurrence of any one or more of the following events:

         7.1  the death of the Employee;

         7.2 mutual agreement to termination in writing between the Employer and the Employee;

         7.3 forty-five (45) days' written notice of termination given by the Employee to the Employer;

         7.4 the determination by the Employer's President to terminate the Employee, with or without cause, giving the Employee not less than thirty (30) days' written notice if without cause.

In the event of such a termination, the Employee shall continue to render services to the Employer and shall receive his/her regular compensation up to the date of termination.

      8.  VENUE AND JURISDICTION.

          This Agreement has been entered into for employment in the State of Washington, and shall be governed by the laws of the State of Washington. In the event that any dispute arises between the parties, the parties agree that venue and jurisdiction shall be in King County, Washington and that the prevailing party shall be entitled to all costs and actual attorney's fees, including those incurred on appeal.

     9.  WAIVER OF BREACH.

         The waiver by the Employer of a breach of any provision of the Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee.

     10.  SEVERABILITY.

          The invalidity or unenforceability of any provision herein shall in no way affect the validity or enforceability of any other provisions.

     11.  NOTICES.

          Any demand, request, or notice that either party hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed delivered when personally delivered or three (3) days after being deposited in the United States mail, postage prepaid, in registered or certified form, addressed 1) in the case of the Employee, to his/her last known address, and 2) in the case of the Employer, to its principal place of business.

     12.  BINDING EFFECT.

          This Agreement shall bind the parties hereto and their heirs, executors, officers, administrators, successors, and assigns.

     13.  COMPLETE AGREEMENT.

          This Agreement contains the entire agreement between parties relating to the subject matter hereof and no modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.



                                       EMPLOYER
                                       --------
                                       ACTIVE VOICE INC.



                                       BY /s/ Robert L. Richmond
                                          -------------------------------------
                                       Date  12-11-96
                                            -----------------------------------



                                       EMPLOYEE
                                       ---------



                                            /s/ Frank J. Costa
                                          -------------------------------------
                                       Date      12-10-96
                                            -----------------------------------

                            ACTIVE VOICE CORPORATION
                          PROPRIETARY RIGHTS AGREEMENT

    In consideration of my employment by Active Voice, Inc. ("Active Voice") or my continued employment at will by Active Voice, whether as a regular employee or an independent contractor, and the payment to me of salary or other compensation, including deferred compensation, that I shall receive during my employment, I agree as follows:

    1.   CONFIDENTIALITY.

         1.1 I will not, without Active Voice's prior written permission, disclose to anyone outside of Active Voice or use in other than Active Voice's business, either during or after my employment, any confidential information or material of Active Voice or any information or materials received in confidence from third parties by Active Voice. I will presume that the following types of information are all confidential except information that has clearly been made available generally to the public; source code, product designs and methods of operation, product and business plans, and identities of Active Voice's customers and suppliers.

         1.2 If I leave the employ of Active Voice, I will return all property of Active Voice in my possession, including all confidential information or material such as drawings, notebooks, reports and other documents.

         1.3 Confidential information or material of Active Voice is any information or material: (a) generated or collected by or used in the operations of Active Voice that relates to the actual or anticipated business or research and development of Active Voice, or (b) suggested by or resulting from any task assigned to me or work performed by me for or on behalf of Active Voice, and which has not been made available generally to the public.

         1.4 Because a breach of this provision may cause irreparable harm to Active Voice with no adequate remedy, this provision may be enforced by court order.

    2.   NON-COMPETITION.

         2.1 To ensure that no confidential information of Active Voice is improperly used or disclosed, I will not, during the term of my employment and for a period of six months following termination, assist any other company, whether as owner, shareholder, director, employee, contractor, or volunteer, which is developing or marketing any computer software or software controlled hardware designed for use in conjunction with telephone systems for the following purposes: voice recording or playback, call accounting, general purpose microcomputer connected to and communicating with a PBX.

         2.2   Examples of companies which are currently proscribed include:
Applied Voice Technology, Panoply, Octel, Mitel, Dytel, VMX, Advanced Voice Technology, Boston Technology, AT&T, Rolm, Unisys, Wang, NEC, Dictaphone, Siemens, Northern Telecom, and Brooktrout.

    3.   CONFIDENTIALITY DUTIES TO OTHERS.

         3.1 I will not disclose to Active Voice, use in its business, or cause it to use, any information or material which is confidential to others.

         3.2 I do not have in my possession or control any documents or other materials containing confidential information of my former employers which might be considered to be of interest to Active Voice.

         3.3 On the last page of this Agreement I have listed and identified all non-competition or non-disclosure agreements which may remain currently binding between myself and any former employers. If I do not have
any to identify, I have written "none" on this line:                       .
                                                    -----------------------

    4.   RIGHTS TO DEVELOPMENTS.

         4.1 I hereby assign to Active Voice my entire right, title, and interest in any idea, invention, design of a useful article (whether the design is ornamental or otherwise), computer program and related documentation, and any other Work of authorship (all hereafter called "Developments"), made or conceived during my employment with Active Voice solely or jointly by me, or created wholly or in part by me, whether or not such Developments are patentable, protected by copyrights, or susceptible to other forms of protection, where the Developments: (a) relate to the actual or anticipated business or research or development of Active Voice, or (b) result from any task assigned to me or work performed by me for or on behalf of Active Voice.

         4.2 This assignment provision does not apply to an invention for which no equipment, supplies, facility, or trade secret information of Active Voice was used and which was developed entirely on my own time, unless it meets condition (a) or (b) above.

         4.3 Excluded are any Developments that I cannot assign to Active Voice because of a prior agreement made prior to employment by Active Voice with
     ---------------------------------------------------------------------------
               which is effective until
---------------
                  NONE
---------------------------------------.
  (give name and date or write "none)

         4.4 I acknowledge that the copyrights and any other intellectual property rights in designs, computer programs and related documentation, and works of authorship, created within the scope of my employment, belong to Active Voice by operation of law. I expressly acknowledge that Active Voice is to be the "author," within the meaning of the United States Copyright Act (the "Act"), of any of my work product that may be considered a "work for hire" within the meaning of the Act.

    5.   PREEXISTING DEVELOPMENTS.

         5.1 On the last page of this Agreement I have identified all Developments not assigned by section 4 in which I have any right, title, or interest, and which were previously made or conceived solely or jointly by me, or written wholly or in part by me, but neither published nor filed in any patent office, whether or not previously identified to Active Voice.

         5.2   If I do not have any to identify, I have written "none" on
this line: NONE         . (Note: It is in your interest to establish that any
          --------------
of the above were made, conceived, or written before your employment by Active Voice. You should not disclose them in detail, but identify them only by the titles and dates of documents describing them.)

         5.3 In the event (and to the extent) that any work product produced by me and delivered to Active Voice for use by Active Voice or its customers contains any items or elements which may be proprietary to me or any of my suppliers, I hereby grant to Active Voice an irrevocable, perpetual, non-exclusive, royalty-free, worldwide license to reproduce, distribute copies of, prepare derivative works based on, display, and perform the work product, and to authorize others to do any of the foregoing.

    6.   SECURING AND ENFORCING PROPRIETARY RIGHTS.

         In connection with any of the Developments or work product assigned or licensed by paragraphs 5 or 7; (a) I will promptly disclose them to Active Voice's management; and (b) I will, on Active Voice's request, promptly execute a specific assignment of title to Active Voice or its designer, and do anything else reasonably neccessary to enable Active Voice or its designee to secure and enforce patents, copyrights, or other forms of protection therefor in the United States and in other countries. I irrevocably designate Active Voice as my agent and attorney-in-fact to execute and file any applications or other documents and to take any other actions to further the securing and enforcement of such protection.

    7.   DISTRIBUTION OR ATTRIBUTION.

         Active Voice and its licensees (direct and indirect) are not required to make any distribution of or designate me as author of any design, computer program or related documentation, or other work of authorship assigned or licensed in sections 4 or 5.

    8.   RELIEF AND EXPENSES.

         I acknowledge that any violation of this Agreement by me will cause irreparable injury to Active Voice, and Active Voice shall be entitled to extraordinary relief in court, including, but not limited to, temporary restraining orders, preliminary injunctions, and permanent injunctions, without the necessity of posting bond or security. If court proceedings are required to enforce any provision or to remedy any breach of this Agreement, the prevailing party shall be entitled to an award of reasonable and necessary expenses of litigation, including reasonable attorneys' fees.

     9.     ENFORCEABILITY.

            I agree that this Agreement shall be governed for all purposes by the laws of the State of Washington as such law applies to contracts to be performed within Washington by residents of Washington and that venue for any action arising out of this Agreement shall be properly laid in King County, Washington, or in Federal District Court for the Western District of Washington. If any provision of this Agreement is void or is so declared, such provision shall be severed from this Agreement, which shall otherwise remain in full force and effect.

   10.     NONSOLICITATION.

           While employed at active Voice and for a period of one (1) year from the termination of my employment I will not induce or attempt to influence directly or indirectly any employee of Active Voice to terminate his/her employment with Active Voice or to work for me or any other person or entity.

   11.    ENTIRE AGREEMENT.

          With respect to the subject matter hereof, this is my entire agreement with Active Voice, and it supersedes (to the extent enforceable) all previous oral or written communications, representations, understandings, undertakings, or agreements by or with Active Voice. The term Avtive Voice as used in this Agreement, includes any entity owned or controlled, directly or indirectly, by Active Voice.

   12.    ACKNOWLEDGMENT OF RECEIPT

          I acknowledge receipt of a copy of this Agreement. Understood and agreed to by:

                /s/ Frank Joseph Costa
           ------------------------------------
           Employee's Full Name (please print)

                /s/ Frank Joseph Costa                12/10/96
           ------------------------------------ ------------------
           Employee's Signature                       Date

                /s/ Robert L. Richmond
           ------------------------------------
           Corporate officer (please print)

                /s/ Robert L. Richmond                12/11/96
           ------------------------------------ ------------------
           Signature                                      Date

     (If you have entered "none" in section 3, do not fill in this section.)

    The following are all the non-competition or non-disclosure agreements which may remain currently binding between myself and my former employers.

Former Employer                                   Dates of Employment

East Design Automation                              11/96  to  12/96
-------------------------                         ---------------------
Summit Design                                       11/96  to  11/96
-------------------------                         ---------------------
                                                           to
-------------------------                         ---------------------
                                           Signed: /s/ Frank J. Costa
                                                  ---------------------
                                                  Employee's Full Name

                                                       12/10/96
                                                   ---------------------
                                                        Date


     (If you have entered "none" in section 5, do not fill in this section.)

     The following are Developments not covered by section 4, in which I have any right, title or interest, and which were previously conceived or written either wholly or in part by me, but neither published nor filed in any patent office, whether or not previously identified to Active Voice.

Description of Documents (if applicable):

Title on Document       Date on Document      Name of Witness on
                                                            Document

-----------------------------------------   -------------------------

-----------------------------------------   -------------------------

-----------------------------------------   -------------------------
                                     Signed:
                                            -------------------------
                                            Employee's Full Name

                                            -------------------------
                                            Date